                                                                    EXHIBIT 10.1

                                 AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

     This Amendment to Loan and Security Agreement is entered into as of April 10, 1996 by and among Credence Systems Corporation ("Borrower"), Silicon Valley Bank ("SVB") and Comerica Bank-California ("Comerica" and, together with SVB, the "Banks").

                                   RECITALS


     Borrower and Banks are parties to that certain Loan and Security Agreement dated as of April 28, 1995, as amended from time to time (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree, effective as of the date of this Amendment, as follows:

     1.  The following definition in Section 1.1 is amended to read as follows:

             "Maturity Date" means July 28, 1996.

     2. The promissory notes issued pursuant to the Agreement are amended to provide that the entire principal amounts due under such notes shall be due and payable on July 28, 1996.

     3. As a condition to the effectiveness of this Amendment, Borrower shall pay Banks a fee equal to Eighteen Thousand Seven Hundred Fifty Dollars ($18,750) plus all Banks' expenses incurred in connection with the preparation of this Amendment.

     4. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     5. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment (except such representations and warranties to be expressly true as of a specific date), and that after giving effect to the Amendment, no Event of Default has occurred and is continuing.

     6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                             CREDENCE SYSTEMS CORPORATION

                                             By: _______________________________

                                             Title: ____________________________


COMERICA BANK-CALIFORNIA                     SILICON VALLEY BANK

By: _______________________________          By: _______________________________

Title: ____________________________          Title: ____________________________

                        CORPORATE RESOLUTIONS TO BORROW

- - --------------------------------------------------------------------------------

Borrower:     Credence Systems Corporation

- - --------------------------------------------------------------------------------

     I, the undersigned Secretary or Assistant Secretary of Credence Systems Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

     BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

         NAMES                    POSITIONS                ACTUAL SIGNATURES

________________________    ______________________    _________________________

________________________    ______________________    _________________________

________________________    ______________________    _________________________

________________________    ______________________    _________________________

________________________    ______________________    _________________________

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Comerica Bank-California and Silicon Valley Bank ("Banks"), on such terms as may be agreed upon between the officers, employees, or agents and Banks, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Amendment to Loan and Security Agreement dated as of April 10, 1996 (the "Loan Agreement").

     EXECUTE NOTES. To execute and deliver to Banks the promissory note or notes of the Corporation, on each Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Banks, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

     GRANT SECURITY. To grant a security interest to Banks in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Banks all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Banks, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     LETTERS OF CREDIT. To execute letter of credit application and other related documents pertaining to SVB's issuance of letters of credit.

     FOREIGN EXCHANGE CONTROLS. To request any Bank to enter into foreign exchange contracts on its behalf.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Banks may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Banks. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     I FURTHER CERTIFY that attached hereto are true and correct copies of the Certificate of Incorporation and Bylaws of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand on April __, 1996 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                        CERTIFIED TO AND ATTESTED BY:

                                        X

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